UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

November 4, 2005

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(650) 952-4400

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

In connection with the adoption by The Gap, Inc. (the “Company”) of a new deferred compensation plan on September 27, 2005, the Company, on November 4, 2005, approved the freeze of its Executive Deferred Compensation Plan for new contribution elections, effective December 31, 2005.

Item 1.02.	Termination of a Material Definitive Agreement

In connection with the adoption by the Company of a new deferred compensation plan on September 27, 2005, the Company, on November 4, 2005, approved the freeze of its Executive Deferred Compensation Plan for new contribution elections, effective December 31, 2005.

Item 9.01.	Financial Statements and Exhibits

10.1	Executive Deferred Compensation Plan – Freezing of Plan Effective December 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC. (Registrant)

Date: November 8, 2005	By:	/s/ Eva Sage-Gavin
Eva Sage-Gavin
Executive Vice President, Human Resources

EXHIBIT INDEX

Exhibit Number	Description
10.1	Executive Deferred Compensation Plan – Freezing of Plan Effective December 31, 2005